SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2006

Merrill Lynch & Co., Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7182	13-2740599
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York 10080

(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code: (212) 449-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Merrill Lynch & Co., Inc., a Delaware corporation (the “Company”), and Merrill Lynch Capital Trust I, a statutory trust formed under the laws of the State of Delaware (the “Trust”), closed on December 14, 2006 the public offering of $1,000,000,000 aggregate principal amount of the Trust’s Trust Preferred Securities (the “Capital Securities”), representing preferred beneficial interests in the Trust, pursuant to an Underwriting Agreement, dated December 7, 2006, among the Company, the Trust and the underwriters named therein (the “Underwriters”), for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated acted as representative (the “Representative”). The Capital Securities are fully, irrevocably and unconditionally guaranteed on a subordinated basis by the Company pursuant to a Guarantee Agreement (the “Guarantee”) between the Company and The Bank of New York, as Guarantee Trustee. The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of its common securities, were invested by the Trust in Income Capital Obligation Notes (the “ICONs”) initially due December 15, 2066, issued pursuant to a Junior Subordinated Indenture (the “Indenture”), dated as of December 14, 2006, as supplemented by the First Supplemental Indenture, dated December 14, 2006, between the Company and The Bank of New York, as Trustee. The Capital Securities, the ICONs and the Guarantee have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-132911) and the Post-Effective Amendment No. 1 thereto.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

EXHIBITS
1	Underwriting Agreement, dated December 7, 2006, among Merrill Lynch & Co., Inc., the Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Representative of the Underwriters.
4(a)	Junior Subordinated Indenture, dated as of December 14, 2006, between Merrill Lynch & Co., Inc. and The Bank of New York, as trustee.
4(b)	First Supplemental Indenture, dated as of December 14, 2006, between Merrill Lynch & Co., Inc. and The Bank of New York, as trustee.
4(c)	Specimen Capital Security Certificate (included as part of Exhibit 4(e)).
4(d)	Specimen Income Capital Obligation Note initially due December 15, 2066 (included as part of Exhibit 4(b)).
4(e)

Amended and Restated Trust Agreement, dated December 14, 2006, among Merrill Lynch & Co., Inc., The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York, as Property Trustee, and the Administrative Trustees named therein.

4(f)	Guarantee Agreement, dated as of December 14, 2006, between Merrill Lynch & Co., Inc. and The Bank of New York as Guarantee Trustee.
8	Opinion of Sidley Austin LLP with respect to certain tax matters.
25

Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York, as Trustee under the Junior Subordinated Indenture, under the Amended and Restated Trust Agreement of Merrill Lynch Capital Trust I and under the Guarantee Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

MERRILL LYNCH & CO., INC.
(Registrant)

By:	/S/ JOHN THURLOW
John J. Thurlow
Assistant Treasurer

Date: December 14, 2006

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

MERRILL LYNCH & CO., INC.

EXHIBITS TO CURRENT REPORT ON

FORM 8-K DATED DECEMBER 14, 2006

Commission File Number 1-7182

Exhibit Index

Exhibit No.	Description	Page

1	Underwriting Agreement, dated December 7, 2006, among Merrill Lynch & Co., Inc., the Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Representative of the Underwriters.

4(a)	Junior Subordinated Indenture, dated as of December 14, 2006, between Merrill Lynch & Co., Inc. and The Bank of New York, as trustee.

4(b)	First Supplemental Indenture, dated as of December 14, 2006, between Merrill Lynch & Co., Inc. and The Bank of New York, as trustee.

4(c)	Specimen Capital Security Certificate (included as part of Exhibit 4(e)).

4(d)	Specimen Income Capital Obligation Note initially due December 15, 2066 (included as part of Exhibit 4(b)).

4(e)	Amended and Restated Trust Agreement dated December 14, 2006 among Merrill Lynch & Co., Inc., The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York, as Property Trustee, and the Administrative Trustees named therein.

4(f)	Guarantee Agreement, dated as of December 14, 2006, between Merrill Lynch & Co., Inc. and The Bank of New York as Guarantee Trustee.

8	Opinion of Sidley Austin LLP with respect to certain tax matters.

25	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York, as Trustee under the Junior Subordinated Indenture, under the Amended and Restated Trust Agreement of Merrill Lynch Capital Trust I and under the Guarantee Agreement.